UNAUDITED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2025	Jun. 30, 2024
Statement of Comprehensive Income [Abstract]
Net loss	$ (28,892)	$ (47,810)
Other comprehensive loss, net of tax of nil:
Change in foreign currency translation reserve	256	211
Total comprehensive loss	(28,636)	(47,599)
Less: comprehensive loss attributable to non-controlling interest	0	(70)
Comprehensive loss attributable to Mynd.ai Inc.	$ (28,636)	$ (47,529)